                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                        VALUEVISION INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

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     (4) Date Filed:

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

                               [VALUEVISION LOGO]

                        VALUEVISION INTERNATIONAL, INC.
                              6740 SHADY OAK ROAD
                       EDEN PRAIRIE, MINNESOTA 55344-3433

                                                                    May 19, 2000

To our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of ValueVision International, Inc., a Minnesota corporation (the "Company"), to be held at the St. Francis Hotel, 335 Powell Street, San Francisco, California 94102, on Tuesday, June 13, 2000 at 9:00 a.m., Pacific time.

     The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement describe the matters to come before the meeting. During the meeting, we will also review the activities and financial results of the past year and comment on the upcoming year.

     We hope that you will be able to attend the meeting in person and we look forward to seeing you. Whether or not you plan to attend the meeting, please take the time to vote. You may vote via the Internet, by calling a toll-free telephone number, or by completing the enclosed proxy card and mailing it in the enclosed envelope. See the enclosed proxy card for more details on voting. Please send your proxy via the Internet, telephone, or mail as soon as possible so that your proxy is received prior to the meeting. This will assure that your shares will be represented at the meeting and voted in accordance with your wishes.

                                          Sincerely,

                                          /s/ GENE MCCAFFERY
                                          Gene McCaffery
                                          Chairman of the Board, Chief Executive
                                          Officer
                                          and President

                        VALUEVISION INTERNATIONAL, INC.
                              6740 SHADY OAK ROAD
                       EDEN PRAIRIE, MINNESOTA 55344-3433
                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 13, 2000
                         ------------------------------

To the Shareholders of ValueVision International, Inc.:

     The Annual Meeting of Shareholders (the "Meeting") of ValueVision International, Inc. (the "Company") will be held at the St. Francis Hotel, 335 Powell Street, San Francisco, California 94102 on Tuesday, June 13, 2000 at 9:00 a.m., Pacific time, or at any adjournment or adjournments thereof. The Meeting is being held for the purpose of considering and taking appropriate action with respect to the following:

     1. To elect seven Directors, five of whom will be elected by the holders of shares of common stock, par value $.01 per share, of the Company, voting separately as a class, and two of whom will be elected by the holders of shares of Series A Redeemable Convertible Preferred Stock, par value $.01 per share, of the Company, voting separately as a class;

     2. To approve Amendment No. 7 to the Second Amended ValueVision International, Inc. 1990 Stock Option Plan to increase the number of shares issuable thereunder from 3,250,000 to 4,250,000;

     3. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending January 31, 2001; and

     4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Only shareholders of record at the close of business on May 3, 2000 will be entitled to receive notice of and to vote at the Meeting or any adjournments thereof. This notice and proxy statement was first sent to shareholders on approximately May 19, 2000.

     A proxy card for the Meeting is enclosed. Whether or not you plan to attend the Meeting in person, you are requested to vote your proxy either (i) via the Internet at the address listed on the proxy card, (ii) by calling a toll-free telephone number listed on the proxy card, or (iii) by marking, signing and dating the proxy card and mailing it in the enclosed envelope. If you have returned your proxy via the Internet, telephone or mail and then attend the Meeting, you may revoke your proxy and vote in person on all matters submitted at the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF EACH OF THE PROPOSALS AND IN FAVOR OF THE NOMINEES TO THE BOARD OF DIRECTORS.

                                          By Order of the Board of Directors

                                          /s/ GENE MCAFFERY
                                          Gene McCaffery
                                          Chairman of the Board, Chief Executive
                                          Officer
                                          and President

May 19, 2000

                        VALUEVISION INTERNATIONAL, INC.
                              6740 SHADY OAK ROAD
                       EDEN PRAIRIE, MINNESOTA 55344-3433
                         ------------------------------

                                PROXY STATEMENT
                                    FOR THE
                      2000 ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON JUNE 13, 2000

                         ------------------------------

                              GENERAL INFORMATION

VOTING OF PROXIES

     All shares of common stock, par value $.01 per share (the "Common Stock"), of ValueVision International, Inc., a Minnesota corporation (the "Company"), and Series A Redeemable Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock"), of the Company which are entitled to vote and are represented at the Meeting by properly executed proxies received via the Internet, telephone, or mail prior to the date of the Meeting or at the Meeting, and are not revoked, will be voted at such meeting and any adjournments thereof in accordance with the instructions indicated on such proxy. If no instructions are indicated, proxies will be voted on the proposals (the "Proposals") as follows:

          (1) FOR approval of Proposal Number 1 to elect seven Director members of the Company's Board of Directors (each a "Director," collectively, the "Board of Directors"), five of whom will be elected by the holders of shares of Common Stock voting separately as a class and two of whom will be elected by the holders of shares of Preferred Stock voting separately as a class;

          (2) FOR approval of Proposal Number 2 to approve Amendment No. 7 to the Second Amended ValueVision International, Inc. 1990 Stock Option Plan, as amended from time to time (the "1990 Plan"), to increase the number of shares issuable thereunder from 3,250,000 to 4,250,000; and

          (3) FOR approval of Proposal Number 3 to ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending January 31, 2001.

     If any other matters are properly presented at the Meeting for consideration, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

SOLICITATION OF PROXIES

     The Company will bear the cost of preparing, assembling and mailing this Proxy Statement, the Annual Report and other material which may be sent to the shareholders of the Company in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of shares, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company may solicit proxies personally, by telephone, by telegram, by facsimile, by electronic mail or by special letter.

RECORD DATE; SHARES ENTITLED TO VOTE; QUORUM

     Only shareholders of record at the close of business on May 3, 2000 (the "Record Date") will be entitled to vote at the Meeting or any adjournments thereof. As of the Record Date, there were 38,517,158 shares of Common Stock issued and outstanding and 350 record holders of Common Stock. In addition, as of the Record Date, there were 5,339,500 shares of Preferred Stock issued and outstanding, all of which were held by

GE Capital Equity Investments, Inc. ("GE Equity"). The holders of the Common Stock and the Preferred Stock will vote together as one class at the Meeting on Proposals 2 and 3, with the holders of the Preferred Stock voting on an "as converted" basis (meaning such shares will be entitled to 5,339,500 votes on Proposals 2 and 3). With respect to Proposal 1, the holders of the Preferred Stock, voting separately as a class, are entitled to elect two Directors to the Board of Directors and the holders of the Common Stock, voting separately as a class, are entitled to elect five Directors to the Board of Directors. The Common Stock and Preferred Stock are collectively referred to in this Proxy Statement as the "Voting Securities."

     The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Voting Securities entitled to vote at the Meeting will constitute a quorum for the combined class voting on Proposals 2 and 3. With respect to Proposal 1, the presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of (a) the Common Stock entitled to a separate class vote on five Directors at the Meeting will constitute a quorum for purposes of such class vote, and (b) the Preferred Stock entitled to a separate class vote on two Directors at the Meeting will constitute a quorum for purposes of such class vote.

VOTES REQUIRED; EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

     The affirmative vote of the holders of a majority of the outstanding shares of Voting Securities (voting as one class) present in person or by proxy and entitled to vote is required to approve, or ratify, as applicable, Proposals 2 and 3, provided that the total vote cast on each such Proposal represents at least 50% of all shares of the Voting Securities entitled to vote on each such Proposal.

     With respect to Proposal 1, two Directors are to be elected by the holders of shares of Preferred Stock voting separately as a class and five Directors are to be elected by the holders of shares of Common Stock voting separately as a class. In each separate class vote, the Directors will be elected by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, as applicable, present in person or by proxy and entitled to vote, provided that the total vote cast represents, in each case, at least 50% of all of the shares of Common Stock and Preferred Stock entitled to vote.

     A shareholder who abstains with respect to any Proposal is considered to be present and entitled to vote at the Meeting, and is in effect casting a negative vote. A shareholder who is not otherwise present and entitled to vote at the Meeting and who does not give authority to a proxy to vote on a Proposal shall not be considered present and entitled to vote on the Proposal. Accordingly, broker non-votes will not affect the outcome of the vote on a Proposal, provided that the total votes cast on such Proposal represent at least 50% of all shares entitled to vote thereon.

REVOCABILITY OF PROXIES

     The presence at the Meeting of a shareholder of the Company will not revoke his or her proxy. However, a proxy may be revoked with respect to any matter at any time before the proxy is voted on such matter by delivering to an officer of the Company written notice of such revocation or a duly executed new proxy. Such written notice of revocation or duly executed new proxy will be effective upon filing with an officer of the Company, either prior to or at the Meeting; however, a revocation or new proxy will not affect a vote on any matter that was cast prior to such filing. All written notices of revocation and other communications with respect to the revocation of proxies should be delivered to ValueVision International, Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Chief Financial Officer, or may be hand-delivered to an officer of the Company at the Meeting.

BOARD RECOMMENDATIONS

     The Board recommends a vote FOR the election of each of the nominees to the Board of Directors set forth in Proposal 1 and FOR the approval, or ratification, as applicable, of each of the other Proposals.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth certain information regarding the beneficial ownership of securities of the Company as of the Record Date (unless otherwise indicated) based on a total of 38,517,158 shares of Common Stock and 5,339,500 shares of Preferred Stock outstanding as of such date by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock, (ii) each of the Directors and nominees for election to the Board, (iii) the Chief Executive Officer and each of the executive officers named in the Summary Compensation Table who is or was an executive officer of the Company during the year ended January 31, 2000 ("Fiscal 2000"), and (iv) all Directors and executive officers of the Company as a group. Shareholders listed below possess sole voting and investment power with respect to their shares unless otherwise indicated.

               NAME AND ADDRESS                                          NUMBER OF SHARES
        (IF DIFFERENT FROM THE COMPANY)             TITLE OF CLASS      BENEFICIALLY OWNED    PERCENT OF CLASS
        -------------------------------             --------------      ------------------    ----------------
GE Capital Equity Investments, Inc.(1).........    Common Stock             16,338,918             37.0%
120 Long Ridge Road                                Preferred Stock           5,339,500              100%
Stamford, Connecticut 06927
National Broadcasting Company, Inc.(1).........    Common Stock             16,338,918             37.0%
30 Rockefeller Plaza                               Preferred Stock           5,339,500              100%
New York, New York 10112
General Electric Capital Corporation(1)........    Common Stock             16,338,918             37.0%
260 Long Ridge Road                                Preferred Stock           5,339,500              100%
Stamford, Connecticut 06927
General Electric Capital Services, Inc.(1).....    Common Stock             16,338,918             37.0%
260 Long Ridge Road                                Preferred Stock           5,339,500              100%
Stamford, Connecticut 06927
General Electric Company(1)....................    Common Stock             16,338,918             37.0%
3135 Easton Turnpike                               Preferred Stock           5,339,500              100%
Fairfield, Connecticut 06431
National Broadcasting Company Holding,
  Inc.(1)......................................    Common Stock             16,338,918             37.0%
30 Rockefeller Plaza                               Preferred Stock           5,339,500              100%
New York, New York 10112
Gene McCaffery(2)..............................    Common Stock                900,000              2.3%

Stuart U. Goldfarb(3)..........................    Common Stock                183,332                 *

Marshall S. Geller(4)..........................    Common Stock                134,500                 *

Robert J. Korkowski(5).........................    Common Stock                178,631                 *

Paul D. Tosetti(6).............................    Common Stock                110,000                 *

Mark W. Begor(7)...............................    Common Stock             16,338,918             37.0%
                                                   Preferred Stock           5,339,500              100%
John L. Flannery, Jr.(8).......................    Common Stock             16,338,918             37.0%
                                                   Preferred Stock           5,339,500              100%
Cary L. Deacon(9)..............................    Common Stock                170,833                 *

Steve Jackel(10)...............................    Common Stock                108,333                 *

Edwin G. Pohlmann(11)..........................    Common Stock                188,333                 *
David T. Quinby(12)............................    Common Stock                    -0-                 *

All Directors and executive officers as a
  group........................................    Common Stock             18,257,879             39.8%
  (eleven persons)(13)                             Preferred Stock           5,339,500              100%

-------------------------
  *  Less than 1%

 (1) Information with respect to GE Equity, National Broadcasting Company, Inc. ("NBC"), General Electric Capital Corporation, General Electric Capital Services, Inc., General Electric Company and National Broadcasting Company Holding, Inc. is provided in reliance upon information included in a

     Schedule 13D/A filed on July 7, 1999. General Electric Capital Services, Inc., General Electric Company and National Broadcasting Company Holding, Inc. disclaim beneficial ownership with respect all Common Stock and Preferred Stock of the Company. Pursuant to certain agreements, GE Equity, NBC, and General Electric Capital Corporation, as the parent company of GE Equity, may be deemed to share voting power and dispositive power with respect to 16,338,918 shares of Common Stock, which consists of (i) 10,674,418 shares of Common Stock of the Company, (ii) 5,339,500 shares of Preferred Stock which are currently convertible into 5,339,500 shares of Common Stock, and (iii) 325,000 shares of Common Stock which are currently exercisable under a warrant. See "CERTAIN TRANSACTIONS -- Strategic Alliance with GE Equity and NBC".

 (2) Represents options to purchase 900,000 shares of Common Stock that are presently exercisable.

 (3) Represents options to purchase 183,332 shares of Common Stock that are presently exercisable or will become exercisable within 60 days.

 (4) Includes options to purchase 47,500 shares of Common Stock that are presently exercisable or will become exercisable within 60 days.

 (5) Includes options to purchase 87,500 shares of Common Stock that are presently exercisable or will become exercisable within 60 days.

 (6) Includes options to purchase 100,000 shares of Common Stock that are presently exercisable or will become exercisable within 60 days.

 (7) As an officer of NBC, Mr. Begor may be deemed to have beneficial ownership of all shares of the Company that are beneficially owned by NBC. Mr. Begor disclaims beneficial ownership of 16,338,918 shares of Common Stock and 5,339,500 shares of Preferred Stock which are beneficially owned by NBC.

 (8) As an officer of GE Equity, Mr. Flannery may be deemed to have beneficial ownership of all shares of the Company that are beneficially owned by GE Equity. Mr. Flannery disclaims beneficial ownership of 16,338,918 shares of Common Stock and 5,339,500 shares of Preferred Stock which are beneficially owned by GE Equity.

 (9) Represents options to purchase 170,833 shares of Common Stock that are presently exercisable or will become exercisable within 60 days.

(10) Represents options to purchase 108,333 shares of Common Stock that are presently exercisable or will become exercisable within 60 days.

(11) Mr. Pohlmann resigned from his position as Chief Operating Officer and Executive Vice President of the Company effective February 4, 2000.

(12) Mr. Quinby resigned from his position as Vice President, General Counsel and Secretary of the Company effective December 31, 1999.

(13) Includes (i) options to purchase 1,730,830 shares of Common Stock that are presently exercisable or will become exercisable within 60 days, (ii) 5,339,500 shares of Preferred Stock which are currently convertible into 5,339,500 shares of Common Stock, and (iii) 325,000 shares of Common Stock which are currently exercisable under a warrant. Includes all Directors and executive officers of the Company as of the Record Date. Beneficial ownership of 16,338,918 shares of Common Stock and 5,339,500 shares of Preferred Stock has been disclaimed by Messrs. Begor and Flannery and is therefore disclaimed for all Directors and executive officers of the Company as a group.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     Seven Directors will be elected at the Meeting, five of whom (Messrs. McCaffery, Goldfarb, Geller, Korkowski and Tosetti) will be voted upon and elected by the holders of shares of Common Stock voting separately as a class and two of whom (Messrs. Begor and Flannery) will be voted upon and elected by the holders of shares of Preferred Stock voting separately as a class. Each Director will hold office until the next annual meeting of shareholders of the Company and until his or her successor is elected and shall have qualified, or his or her earlier resignation or removal. All of the persons listed below have consented to serve as a Director, if elected.

     The following table sets forth information concerning the persons who are nominated for election to the Board of Directors.

                                              DIRECTOR
               NAME                    AGE     SINCE        POSITIONS CURRENTLY HELD WITH THE COMPANY
               ----                    ---    --------      -----------------------------------------
Gene McCaffery.....................    52       1998      Chairman of the Board, Chief Executive Officer
                                                            and President
Stuart U. Goldfarb.................    45       1999      Vice Chairman
Marshall S. Geller.................    61       1993      Director
Robert J. Korkowski................    59       1993      Director
Paul D. Tosetti....................    45       1996      Director
Mark W. Begor(1)...................    42       1999      Director
John L. Flannery, Jr.(1)...........    38       1999      Director

-------------------------
(1) Messrs. Begor and Flannery are the nominees of the holders of shares of Preferred Stock.

NOMINEES FOR ELECTION BY HOLDERS OF SHARES OF COMMON STOCK

Gene McCaffery

     Mr. McCaffery joined the Company in March 1998, was named Chief Executive Officer in June 1998 and President and Chairman of the Board in February 1999. Mr. McCaffery spent 14 years at Montgomery Ward & Co., Incorporated ("Montgomery Ward"), a department store retailer, most recently through 1995 as Senior Executive Vice President of Merchandising Marketing, Strategic Planning and Credit Services. In July 1997, Montgomery Ward filed for reorganization under Chapter 11 of the Federal bankruptcy laws. From 1994 to 1996, Mr. McCaffery also served as Vice Chairman of The Signature Group, one of the nation's largest direct marketing companies. From March 1996 to March 1998, Mr. McCaffery served as Chief Executive Officer and managing partner of Marketing Advocates, a celebrity-driven product and service development company based in Los Angeles, California and Chicago, Illinois. He also served as Vice Chairman of the Board of the Company from August 1995 to March 1996. Mr. McCaffery served as an infantry officer in Vietnam and was appointed as Civilian Aid to the Secretary of the Army by President George Bush in 1991. Mr. McCaffery also serves as a director of NetRadio Corporation.

Stuart U. Goldfarb

     Mr. Goldfarb has been Vice Chairman of the Company since July 1999, and a Director since March, 1999. From March 1995 to July 1999, Mr. Goldfarb held a number of senior executive positions at NBC, most recently as the Executive Vice President, Worldwide Business Development, where he was responsible for coordinating all of NBC's United States and international core business development activities. From 1993 to 1995, Mr. Goldfarb was Managing Director of Communications Equity Associates, a media investment banking firm. From 1988 to 1992, Mr. Goldfarb was President of Heartland Ventures, Inc., a media consulting and investment firm. Mr. Goldfarb also serves on the board of directors of BigStar Entertainment, Inc., and Petopia.com, Inc. He is on the board of advisors of the TH Lee Putnam Internet Fund.

Marshall S. Geller

     Mr. Geller has been a Director since May 1993 and was Vice Chairman of the Board of Directors from August 1994 until July 1999. Mr. Geller is currently the Chairman, Chief Executive Officer, and Founding Partner of Geller & Friend Capital Partners, Inc., an investment banking firm which was formed in November 1995. From 1991 to October 1995, Mr. Geller was the Senior Managing Partner and founder of Golenberg and Geller, Inc., a merchant banking investment company. From 1988 to 1990, he was Vice Chairman of Gruntal & Company, a New York Stock Exchange investment banking firm. Prior to 1988, Mr. Geller spent 21 years with Bear Stearns & Co., an investment banking firm, where he was the Managing Partner in charge of all areas of Corporate Finance, Public Finance, Institutional Equities & Debt for Bear Stearns' offices in Los Angeles, San Francisco, Chicago and Hong Kong. Mr. Geller also serves on the boards of directors of the following companies: Ballantyne of Omaha, Inc., Cabletel Communications Corp., Hexcel Corporation and Strouds, Inc.

Robert J. Korkowski

     Mr. Korkowski has been a Director since May 1993. From 1989 to his retirement in 1996, Mr. Korkowski was the Senior Vice President of Finance and a Director of Opus Corporation, a privately held real estate developer and construction company. From 1986 to 1989, Mr. Korkowski was the Vice President and Chief Financial Officer of National Computer Systems, Inc., a publicly-held information systems company based in Minneapolis. From 1974 to 1986, Mr. Korkowski was Executive Vice President and Chief Financial Officer of G. Heileman Brewing Company.

Paul D. Tosetti

     Mr. Tosetti has been a Director since August 1996 and is a partner in the Los Angeles office of the law firm of Latham & Watkins, a position he has held since 1989. Mr. Tosetti has been associated with Latham & Watkins since 1982, and is Chairman of that firm's Mergers and Acquisitions group and a member of its Corporate Department. His principal areas of practice specialization are mergers and acquisitions and corporate finance.

NOMINEES FOR ELECTION BY HOLDERS OF SHARES OF PREFERRED STOCK

Mark W. Begor

     Mr. Begor has been a Director since October 1999 and has been the Executive Vice President and Chief Financial Officer of NBC since April 1998. He is responsible for NBC's global finance, accounting, tax and information technology activities. Mr. Begor began his career with General Electric Company ("GE") in 1980, holding various financial positions in GE and GE Plastics, including Manager of Finance and Business Development for GE Plastics Pacific in Singapore, before being named General Manager of GE Plastics' Global Sourcing and Petrochemicals operations in October 1993. From August 1995 to March 1998, Mr. Begor served as GE's Manager of Investor Communications and was appointed a corporate officer of GE in December 1996. Mr. Begor is a member of the board of directors of NBC Internet, Inc.

John L. Flannery, Jr.

     Mr. Flannery has been a Director since July 1999 and has been the Managing Director, Media/ Consumer Group of GE Equity since August 1999. From January 1997 to August 1999, Mr. Flannery served as GE Equity's Managing Director for Latin America, where he started GE Equity's Latin American activities. From January 1997 to August 1999, Mr. Flannery was also President of GE Capital Argentina/ Chile. From 1994 until December 1996, Mr. Flannery served as Senior Vice President and Manager of Domestic Equity for GE Equity. Mr. Flannery also serves on the boards of directors of the following companies: Translate, Inc., Pensare, Inc., PKS Retail Networks, Consumer Financial Network, and Autobytel.Europe, LLC.

     All shares represented by proxies will be voted FOR the election of the foregoing nominees unless a contrary choice is specified. If one or more of these nominees become unable or unwilling to serve at the time of the Meeting, the shares represented by proxy will be voted for the remaining nominees and for any substitute nominees designated by the Board of Directors or, if none, the size of the Board of Directors will be reduced accordingly. The Board of Directors does not anticipate that any nominee will be unavailable or unable to serve.

                THE BOARD OF DIRECTORS BELIEVES THE ELECTION TO
             THE BOARD OF DIRECTORS OF THE NOMINEES SET FORTH ABOVE
        TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS
         AND RECOMMENDS A VOTE "FOR" APPROVAL OF EACH OF THE NOMINEES.

                 INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

     The business and affairs of the Company are managed by the Board of Directors, which held five meetings during Fiscal 2000. Committees established and maintained by the Board of Directors include the Audit Committee and the Compensation Committee. During Fiscal 2000, each Director attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and total number of meetings held by all committees of the Board of Directors on which he served. Mr. Flannery was appointed a Director in July 1999 as one of the two representatives of the holders of Preferred Stock. In October 1999, Mr. Goldfarb resigned from the Board of Directors as the nominee of the holders of Preferred Stock and was simultaneously appointed as a Director on behalf of the holders of the Common Stock, while Mr. Begor was appointed as a Director on behalf of the holders of Preferred Stock. The Board of Directors has not established a standing nominating committee nor does any committee of the Board of Directors perform similar functions.

     The Board of Directors will be considering a proposal to expand the membership of the Board of Directors from its current membership of seven members to ten members in the coming months. Expansion of the Board of Directors in this manner would permit the consideration of new candidates for the Board who may represent greater diversity and broader industry contacts. Under the Company's amended and restated Articles of Incorporation, any such expansion would currently require the consent of the holders of a majority of the outstanding shares of Preferred Stock. Any new members which are added to the Board of Directors subsequent to the Annual Meeting of Shareholders on June 13, 2000 would be elected by the existing Board of Directors to serve until the next following Annual Meeting of Shareholders, at which time their re-election would be subject to the vote of the shareholders of the Company.

     The Audit Committee consisted of Messrs. Flannery (elected July 1999), Korkowski and Tosetti in Fiscal 2000. The Audit Committee held two meetings during Fiscal 2000. The Audit Committee recommends to the Board of Directors the engagement of the independent accountants, reviews the audit plan and results of the audit engagement, reviews the independence of the auditors, and reviews the adequacy of the Company's system of internal accounting controls. On April 10, 2000, the Board of Directors adopted a new Audit Committee Charter that complies with the new standards set forth in Securities and Exchange Commission regulations and the Nasdaq Stock Market's independent director and Audit Committee listing standards. These changes require, in part, that all companies listed on Nasdaq or that had applied for listing on Nasdaq prior to December 14, 1999, certify that they have adopted a formal written Audit Committee charter and will review and assess the adequacy of the charter on an annual basis by June 14, 2000. In addition, all of the companies must also certify that they comply, and will continue to comply, with the new Audit Committee structure and membership requirements set forth in such regulations and listing standards by June 14, 2001. The new Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     The Compensation Committee, which consisted of Messrs. Begor (elected in October 1999), Geller and Tosetti in Fiscal 2000, held three meetings during Fiscal 2000. The Compensation Committee reviews the Company's remuneration policies and practices, and makes recommendations to the Board of Directors in connection with compensation matters concerning the Company.

                             DIRECTOR COMPENSATION

     For Fiscal 2000, the Company paid certain of its non-employee Directors, Messrs. Geller, Korkowski and Tosetti, an annual retainer of $125,000, $30,000 and $20,000, respectively (paid quarterly on a pro rata basis), plus $1,000 for each Board of Directors and committee meeting attended in person and $750 for each Board of Directors and committee meeting in which such Director participated by telephone. The Company reimburses all Directors for costs and expenses in connection with their attendance at Board of Directors and committee meetings. The Directors elected by the holder of shares of Preferred Stock are not entitled to any fees (but will be entitled to reimbursement of costs and expenses) in connection with their services as members of the Board of Directors. During Fiscal 2000, no options to purchase shares of Common Stock were granted to non-employee Directors.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain summary information with respect to compensation earned during the fiscal years ended January 31, 2000, 1999, and 1998, for the Company's (i) Chief Executive Officer, (ii) four other most highly compensated executive officers who were serving as executive officers on January 31, 2000, and (iii) a former executive officer whose salary and bonus exceeded $100,000 during Fiscal 2000:

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG-TERM
                                                                                              COMPENSATION
                                                                                              ------------
                                                                                                 AWARDS
                                                                                              ------------
                                                          ANNUAL COMPENSATION                  SECURITIES
                                                ---------------------------------------        UNDERLYING
        NAME AND PRINCIPAL POSITION             FISCAL YEAR       SALARY         BONUS        OPTIONS/SARS
        ---------------------------             -----------       ------         -----        ------------
                                                    ($)             ($)           ($)             (#)
Gene McCaffery(1)...........................       2000           541,667       678,000          100,000
  Chairman of the Board,                           1999           413,462       130,000          800,000
  Chief Executive Officer and President            1998                --            --               --

Stuart U. Goldfarb(2).......................       2000           122,885        50,000          550,000
  Vice Chairman                                    1999                --            --               --
                                                   1998                --            --               --

Cary L. Deacon(3)...........................       2000           267,685       100,000          175,000
  President of Marketing                           1999           109,615            --          100,000
                                                   1998                --            --               --

Steve Jackel(4).............................       2000           197,115        44,231          225,000
  President -- TV Home                             1999                --            --               --
  Shopping Operations                              1998                --            --               --

Edwin G. Pohlmann(5)........................       2000           291,242        17,308          175,000
  Chief Operating Officer and                      1999                --            --          155,000
  Executive Vice President                         1998                --            --               --

David T. Quinby(6)..........................       2000           178,365            --               --
  Vice President, General                          1999           165,712            --           75,000
  Counsel and Secretary                            1998           140,000        50,000           50,000

-------------------------
(1) Mr. McCaffery was named Chief Executive Officer on June 2, 1998 and Chairman of the Board and President on February 2, 1999.

(2) Mr. Goldfarb was named Vice Chairman on July 28, 1999.

(3) Mr. Deacon was named President of Marketing in March 2000.

(4) Mr. Jackel was named President -- TV Home Shopping Operations in August
    1999.

(5) Mr. Pohlmann resigned from the Company effective February 4, 2000.

(6) Mr. Quinby resigned from the Company effective December 31, 1999.

OPTION GRANTS DURING FISCAL YEAR ENDED JANUARY 31, 2000

     The following table sets forth information with respect to options to purchase shares of Common Stock granted during Fiscal 2000 to each of the executive officers in the Summary Compensation Table above. No stock appreciation rights ("SARs") were granted to any of the persons listed on the table below during Fiscal 2000.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                                                                                     POTENTIAL
                                                                                                  REALIZABLE VALUE
                                                                                                 AT ASSUMED ANNUAL
                           NUMBER OF      PERCENT OF TOTAL                                         RATES OF STOCK
                           SECURITIES       OPTIONS/SARS                                         PRICE APPRECIATION
                           UNDERLYING        GRANTED TO          EXERCISE OR                   FOR OPTION TERM($)(6)
                          OPTIONS/SARS      EMPLOYEES IN          BASE PRICE      EXPIRATION   ----------------------
          NAME             GRANTED(#)      FISCAL YEAR(1)           ($/SH)           DATE        5%($)       10%($)
          ----            ------------    ----------------       -----------      ----------     -----       ------
Gene McCaffery..........    100,000              4.6                40.56(2)       12/2/2009   2,550,954    6,464,618

Stuart U. Goldfarb......    550,000             25.1                24.00(3)       7/28/2006   5,373,726   12,523,066

Cary L. Deacon..........     75,000              3.4                16.75(4)        6/7/2006     511,420    1,191,826
                            100,000              4.6                24.00(3)       7/28/2006     977,041    2,276,921

Steve Jackel............     50,000              2.3                16.00(4)        6/4/2006     325,680      758,974
                             75,000              3.4                10.31(5)       4/16/2006     314,867      733,773
                            100,000              4.6                24.00(3)       7/28/2006     977,041    2,276,921

Edwin G. Pohlmann.......     75,000              3.4                16.75(4)        6/7/2006     511,420    1,191,826
                            100,000              4.6                24.00(3)       7/28/2006     977,041    2,276,921

David T. Quinby.........         --               --                   --                 --          --           --

-------------------------
(1) Percentage calculations in this column are based solely on the number of options granted to employees of the Company and do not take into account options granted to non-employee consultants or Directors of the Company.

(2) Options were granted at an exercise price equal to the fair market value of a share of Common Stock on the date of grant and were fully vested at time of grant. These options will expire after ten years or six months from the date of termination of employment.

(3) Options were granted at an exercise price equal to the fair market value of a share of Common Stock on the date of grant and vest one-third at the time of issuance and one-third on each of the next two grant date anniversaries. Such options will expire five years after vesting or three months from the date of termination of employment.

(4) Options were granted at an exercise price equal to the fair market value of a share of Common Stock on the date of grant and vest one-half upon each anniversary of the grant date. Such options will expire five years after vesting or three months from the date of termination of employment.

(5) Options were granted at an exercise price equal to the fair market value of a share of Common Stock on the date of grant and vest two-thirds upon the first grant date anniversary and one-third upon the second grant date anniversary. Such options will expire five years after vesting or three months from the date of termination of employment.

(6) The amounts shown in these columns are the result of calculations at assumed annual rates required by the SEC and are not intended to forecast possible future appreciation, if any, of the price of the Common Stock. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. The amounts reflected in this table may not necessarily be achieved.

OPTION EXERCISES AND YEAR-END OPTION VALUE TABLE

     The following table sets forth information as of January 31, 2000 with respect to the unexercised options held by each of the executive officers named in the Summary Compensation Table above.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                     NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                                    UNDERLYING UNEXERCISED         IN-THE-MONEY
                                                                       OPTIONS/SARS AT            OPTIONS/SAR AT
                                                                     JANUARY 31, 2000(#)        JANUARY 31, 2000($)
                                                                    ----------------------    -----------------------
                              SHARES ACQUIRED ON       VALUE            (EXERCISABLE/              (EXERCISABLE/
           NAME                  EXERCISE(#)        REALIZED($)         UNEXERCISABLE)           UNEXERCISABLE)(1)
           ----               ------------------    -----------         --------------           -----------------
Gene McCaffery............               0                   0               900,000/0                 25,748,000/0

Stuart U. Goldfarb........               0                   0         183,332/366,668          2,119,318/4,238,682

Cary L. Deacon............               0                   0         133,333/141,667          3,516,329/2,181,421

Steve Jackel..............               0                   0          45,333/179,667            688,299/3,339,263

Edwin G. Pohlmann(2)......               0                   0         188,333/141,667          4,879,864/2,181,421

David T. Quinby(3)........         125,000           3,200,445                     0/0                          0/0

-------------------------
(1) The dollar amount represents the positive spread between the exercise price of the options and the closing price per share of the Common Stock on the Nasdaq National Market of $35.56 on January 31, 2000.

(2) Mr. Pohlmann resigned as an officer of the Company effective February 4, 2000 and forfeited 141,667 shares subject to options not yet vested that were granted to him in Fiscal 2000.

(3) Mr. Quinby exercised all of his options in Fiscal 2000.

EMPLOYMENT AGREEMENTS

Gene McCaffery

     Effective December 2, 1999, the Company entered into an amended and restated employment agreement with Mr. McCaffery (the "McCaffery Employment Agreement"), amending and restating Mr. McCaffery's previous employment agreement except with respect to the issuance of options to purchase Common Stock thereunder. Pursuant to the McCaffery Employment Agreement, Mr. McCaffery serves as the President and Chief Executive Officer of the Company until March 31, 2001, and will receive a base salary of $750,000 during the term of the McCaffery Employment Agreement, a signing bonus of $300,000 and a $600 monthly automobile allowance. The McCaffery Employment Agreement provides for bonus salary of up to 100% of the base salary, which may be earned only upon the Company meeting certain operating income, revenue and stock performance criteria. In addition, pursuant to the McCaffery Employment Agreement, Mr. McCaffery was issued fully vested stock options to acquire 100,000 shares of Common Stock, with an exercise price equal to $40.5625 per share, the last trading price of a share of Common Stock on December 1, 1999. Also, the McCaffery Employment Agreement provides for Mr. McCaffery to receive a retention bonus of $1,000,000 to be paid if Mr. McCaffery (i) remains employed through March 31, 2001, (ii) is discharged without Cause, or (iii) resigns for Employer Cause or following a Change in Control, as such terms are defined in the McCaffery Employment Agreement. In addition, the McCaffery Employment Agreement provides that the Company grant to Mr. McCaffery a line of credit in the principal amount of $5,000,000 to be secured by securities of the Company owned by Mr. McCaffery.

     The McCaffery Employment Agreement generally provides that Mr. McCaffery may not compete against the Company for six months after his employment is terminated. In addition, in the event of a Change of Control, Mr. McCaffery's employment can be terminated by the Company or Mr. McCaffery in certain circumstances. In the event of such a termination, Mr. McCaffery would be entitled to receive the base salary and bonus salary remaining to be paid through the end of the term of the McCaffery Employment Agreement, together with accrued benefits.

Stuart U. Goldfarb

     Effective July 28, 1999, the Company entered into a three-year employment agreement with Mr. Goldfarb (the "Goldfarb Employment Agreement"), pursuant to which Mr. Goldfarb serves as the Vice Chairman of the Company and will continue to be nominated to serve as a Director. Mr. Goldfarb will receive a base salary of $450,000 for the first year, $500,000 for the second year, and $550,000 for the last year during the term of the Goldfarb Employment Agreement and the use of an automobile and apartment in Minnesota provided by the Company. The Goldfarb Employment Agreement also provides for bonus salary of up to $200,000 per year, depending upon whether the Company meets certain operating income criteria. In addition, pursuant to the Goldfarb Employment Agreement, Mr. Goldfarb was issued options to acquire 550,000 shares of Common Stock, with an exercise price equal to $24 per share, the last trading price of a share of Common Stock on July 27, 1999. Such options vest one-third upon grant and one-third upon each anniversary of the grant date.

     The Goldfarb Employment Agreement generally provides that Mr. Goldfarb may not compete against the Company for twelve months after his employment is terminated. In addition, in the event of a Change of Control (as defined in the Goldfarb Employment Agreement), Mr. Goldfarb's employment can be terminated by the Company or Mr. Goldfarb in certain circumstances. In the event of such a termination, Mr. Goldfarb would be entitled to receive the base salary and bonus salary remaining to be paid through the end of the term of the Goldfarb Employment Agreement, together with accrued benefits.

Cary L. Deacon

     On December 30, 1998, the Company entered into an employment agreement with Mr. Deacon (the "Deacon Employment Agreement"), pursuant to which Mr. Deacon will serve as the Company's Senior Vice President of Marketing and Business Development until March 31, 2001. In March 2000, Mr. Deacon was named President of Marketing. Pursuant to the Deacon Employment Agreement, the Company has agreed to pay Mr. Deacon a base salary of at least $225,000 annually in addition to a monthly car allowance of $450. The Deacon Employment Agreement also provides for bonus salary in each fiscal year up to $150,000 based upon the achievement by the Company of certain performance milestones. Pursuant to the Deacon Employment Agreement, Mr. Deacon has agreed not to compete with the Company in the television home shopping and direct marketing businesses for a period of six months following termination of his employment by the Company.

Steve Jackel

     Effective June 4, 1999, the Company entered into a two-year employment agreement with Mr. Jackel (the "Jackel Employment Agreement"), pursuant to which Mr. Jackel serves as the Executive Vice President/General Manager of the Company and receives a base salary of at least $325,000 per year for the term of the Jackel Employment Agreement and the use of an automobile and apartment provided by the Company. The Jackel Employment Agreement also provides for bonus salary of at least $50,000 per year and up to $150,000 per year, depending upon whether the Company meets certain operating income criteria. In accordance with the Jackel Employment Agreement, and pursuant to the Company's 1990 Stock Option Plan, Mr. Jackel was issued options to acquire 50,000 shares of Common Stock, with an exercise price equal to $16 per share, the last trading price of a share of Common Stock on June 3, 1999. Such options vest one-half upon each anniversary of the grant date. The Jackel Employment Agreement generally provides that Mr. Jackel may not compete against the Company for six months after his employment is terminated.

Richard D. Barnes

     Effective October 19, 1999, the Company entered into a three-year employment agreement with Mr. Barnes (the "Barnes Employment Agreement"), pursuant to which Mr. Barnes serves as the Senior Vice President and Chief Financial Officer of the Company. Mr. Barnes receives a base salary of at least $240,000 per year with performance reviews to be conducted annually, a monthly automobile allowance of $500 per month and reimbursement for moving expenses. The Barnes Employment Agreement also provides for bonus salary of at least $50,000 per year and up to $200,000 per year, depending upon whether the Company meets certain operating income criteria. In addition, pursuant to the Barnes Employment Agreement, Mr. Barnes was issued stock options to acquire 200,000 shares of Common Stock, with an exercise price equal to $26.688 per share, the last trading price of a share of Common Stock on October 18, 1999. The options vest one-third upon grant and one-third upon each anniversary of the grant date. The Barnes Employment Agreement generally provides that Mr. Barnes may not compete against the Company for twelve months after his employment is terminated.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of the Company's executives generally have been made by the Compensation Committee. During Fiscal 2000, the Compensation Committee consisted of three non-employee Directors, Mark W. Begor, Paul D. Tosetti and Marshall S. Geller. Mr. Begor is an executive officer of NBC, the largest shareholder of the Company, and Mr. Tosetti is a partner at Latham & Watkins, a law firm that provides legal services to the Company. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board of Directors. Pursuant to rules designed to enhance disclosure of the Company's policies toward executive compensation, set forth below is a report prepared by the Compensation Committee addressing the compensation policies for the Company and its subsidiaries for Fiscal 2000 as they affected the Company's executive officers.

     The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual objectives and long-term goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. Executive compensation is set at levels that the Compensation Committee believes to be consistent with others in the Company's industry.

     The elements in the Company's executive compensation program, all determined by individual and corporate performance, are base salary compensation, annual incentive compensation, stock options and miscellaneous benefits and perquisites (consisting primarily of a car allowance and customary life and health benefits). Total compensation opportunities are generally competitive with those offered by employers of comparable size, growth and profitability in the Company's industry.

     Base salary compensation is determined by the potential impact the individual has on the Company, the skills and experiences required by the job, and the performance and potential of the incumbent in the job. Annual incentive compensation for executives of the Company is based primarily on corporate operating results and revenue growth and the Company's positioning for future results, but also includes an overall assessment of executive management's performance, as well as market conditions. Awards of stock grants under the 1990 Plan and the Company's 1994 Executive Plan are designed to promote the identity of long-term interests between the Company's executives and its shareholders and assist in the retention of executives. The 1990 Plan also permits the granting of stock options to key personnel. Options become exercisable based upon criteria established by the Company. During Fiscal 2000, option grants were made to the following executive officers of the Company: options to acquire 100,000 shares of Common Stock were granted to Mr. McCaffery; options to acquire 550,000 shares of Common Stock were granted to Mr. Goldfarb; options to acquire 225,000 shares of Common Stock were granted to Mr. Jackel; options to acquire 200,000 shares of Common Stock were granted to Mr. Barnes; and options to acquire 175,000 shares of Common Stock were granted to Mr. Deacon.

     The Compensation Committee surveys employee stock option programs of companies with similar capitalization to the Company prior to recommending the grant of options to purchase shares of Common Stock to executives. While the value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of a share of Common Stock at any particular point in time, the decision as to whether such value will be realized in any particular year is determined by each individual executive and not by the Compensation Committee. Accordingly, when the Committee recommends that an option be granted to an executive, that recommendation does not take into account any gains realized that year by that executive as a result of his or her individual decision to exercise an option granted in a previous year. The Board believes that the option grants with deferred vesting to executive officers are important in retaining executive officers and providing them with incentives consistent with the shareholders' objectives for appreciation in the value of the Common Stock.

     As of December 2, 1999, the Compensation Committee adjusted Mr. McCaffery's compensation structure by entering into an amended and restated employment agreement with Mr. McCaffery. Prior to this amendment and restatement, Mr. McCaffery's employment agreement provided for (i) a base salary of $525,000 for the year ended January 31, 2000; (ii) a bonus up to 100% of the base salary, of which 72% was earned in Fiscal 2000, and (iii) the grant of options to purchase 800,000 shares of Common Stock, all of which were vested as of January 31, 2000. The Compensation Committee believes that the continued growth, expansion and profitability of the Company during Fiscal 2000 and the successful negotiation of a transaction with GE Equity and NBC were due in large part to Mr. McCaffery's efforts. Therefore, the McCaffery Employment Agreement includes a signing bonus of $300,000, a base salary of $750,000, a bonus salary of up to 100% of the base salary, a grant of fully vested options to purchase 100,000 shares of Common Stock in addition to his prior grant of 800,000 options, and a retention bonus of $1,000,000 if employed through the March 2001 contract date, as provided in the McCaffery Employment Agreement.

     During 1993, the Internal Revenue Code of 1986 was amended to include
Section 162(m) which denies a deduction to any publicly held corporation for compensation paid to any "covered employee" (which is defined as the Chief Executive Officer and the Company's other four most highly compensated officers, as of the end of a taxable year) to the extent that the compensation exceeds $1,000,000 in any taxable year of the corporation beginning after 1993. Compensation which constitutes "performance based compensation" is excludable in applying the $1,000,000 limit. It is the Company's policy to qualify compensation paid to its top executives for deductibility under Section 162(m) in order to maximize the Company's income tax deductions wherever, in the judgment of the Compensation Committee, to do so would be consistent with the objectives of the Company's compensation policies.

                              CERTAIN TRANSACTIONS

TRANSACTION INVOLVING MR. DEACON

     On March 26, 1999, the Company loaned $170,000 to Cary L. Deacon, an executive officer of the Company, pursuant to a demand promissory note. The promissory note bears interest at 5.5%. Although the promissory note was originally due on August 31, 1999, the Company has extended the due date until such time that the Company demands payment in full, including all accrued interest. The promissory note is secured by a second mortgage on certain real property owned by Mr. Deacon and his spouse. As of May 3, 2000, the aggregate amount of principal and accrued interest due to the Company by Mr. Deacon was approximately $180,260 and represents the largest amount of indebtedness outstanding with respect to Mr. Deacon since the beginning of the Company's last fiscal year.

TRANSACTION INVOLVING MR. MCCAFFERY

     Pursuant to the McCaffery Employment Agreement, Gene McCaffery, the President, Chief Executive Officer and Chairman of the Board of the Company has been granted a line of credit from the Company in the principal amount of $5,000,000 to be secured by securities of the Company owned by Mr. McCaffery. The McCaffery Employment Agreement requires that the value of the securities of the Company pledged by Mr. McCaffery be equal to 150% of the aggregate amounts borrowed from the Company by Mr. McCaffery, such collateral to be adjusted on a quarterly basis. The interest to be paid by Mr. McCaffery on amounts withdrawn on the line of credit is equal to the minimum amount of interest allowable under Federal tax laws. As of May 19, 2000, Mr. McCaffery had not withdrawn any amount pursuant to such line of credit. A separate pledge agreement and promissory note from Mr. McCaffery to the Company will be entered into with respect to any amounts to be withdrawn pursuant to this line of credit.

TRANSACTION INVOLVING MR. TOSETTI

     Paul D. Tosetti, a Director of the Company, is a partner at Latham & Watkins, a law firm that has provided legal services to the Company.

STRATEGIC ALLIANCE WITH GE EQUITY AND NBC

     On March 8, 1999, the Company entered into a strategic alliance with NBC and GE Equity. Pursuant to the terms of the transaction, GE Equity acquired 5,339,500 shares of Preferred Stock, and NBC was issued a warrant (the "Distribution Warrant") to acquire 1,450,000 shares of Common Stock under a Distribution and Marketing Agreement discussed below. The Preferred Stock was sold by the Company for aggregate consideration of approximately $44,265,000 (or approximately $8.29 per share) and the Company will receive an additional approximately $12.0 million upon exercise of the Distribution Warrant. In addition, the Company issued to GE Equity a warrant (the "Investment Warrant") to increase its potential aggregate equity stake (together with its affiliates, including NBC) to 39.9%. NBC also has the exclusive right to negotiate on behalf of the Company for the distribution of its television home shopping service. The shareholders of the Company approved the above-described transaction with GE Equity and NBC at a special meeting of shareholders of the Company held on June 2, 1999. The material agreements constituting this strategic alliance to which the Company is a party are described below.

     Investment Agreement

     Pursuant to the Investment Agreement between the Company and GE Equity dated March 8, 1999 (the "Investment Agreement"), the Company sold to GE Equity 5,339,500 shares of Preferred Stock for an aggregate of $44,265,000. The Preferred Stock is convertible into an equal number of shares of Common Stock, subject to customary anti-dilution adjustments, has a mandatory redemption on the 10th anniversary of its issuance or upon a "change of control" at its stated value ($8.29 per share), participates in dividends on the same basis as the Common Stock and has a liquidation preference over the Common Stock and any other junior securities. So long as NBC or GE Equity is entitled to designate a nominee to the Board of Directors (see discussion under "Shareholder Agreement" below), the holders of the Preferred Stock are entitled to a separate class vote on the directors subject to nomination by NBC and GE Equity. During such period of time, such holders will not be entitled to vote in the election of any other Directors, but will be entitled to vote on all other matters put before shareholders of the Company. Consummation of the sale of 3,739,500 shares of the Preferred Stock was completed on April 15, 1999. Final consummation of the transaction regarding the sale of the remaining 1,600,000 Preferred Stock shares was completed at a special meeting of the Company's shareholders held on June 2, 1999.

     Pursuant to the Investment Agreement, the Company also issued to GE Equity the Investment Warrant, which gave to GE Equity the right to acquire a number of shares of Common Stock that would result in the combined beneficial ownership by GE Equity and NBC of 39.9% of the Common Stock outstanding from time to time subject to certain limitations as set forth in the Investment Warrant. On July 6, 1999, GE Equity exercised the Investment Warrant, allowing it to acquire an additional 10,674,000 shares of the Company's Common Stock for an aggregate of $178,370,000, or $16.71 per share, representing the 45-day average closing price of the underlying Common Stock ending on the trading day prior to exercise.

     Shareholder Agreement

     Pursuant to the Investment Agreement, the Company and GE Equity entered into a Shareholder Agreement (the "Shareholder Agreement") which provides for certain corporate governance and standstill matters. The Shareholder Agreement (together with the Certificate of Designation of the Preferred Stock) provides that GE Equity and NBC are entitled to designate nominees for an aggregate of 2 out of 7 board seats so long as their aggregate beneficial ownership is at least equal to 50% of their initial beneficial ownership, and 1 out of 7 board seats so long as their aggregate beneficial ownership is at least 10% of the "adjusted outstanding shares of Common Stock". GE Equity and NBC have also agreed to vote their shares of Common Stock in favor of the Company's nominees to the Board of Directors in certain circumstances. John L. Flannery, Jr. and Mark W. Begor, Directors of the Company and currently nominees for election to the Board of Directors by the holders of the Preferred Stock, are employed by GE Equity and NBC, respectively.

     All committees of the Board of Directors will include a proportional number of directors nominated by GE Equity and NBC. The Shareholder Agreement also requires the consent of GE Equity prior to the Company entering into any substantial agreements with certain restricted parties (broadcast networks and internet portals in certain limited circumstances, as defined), as well as taking any of the following actions: (i) issuance of more than 15% of the total voting shares of the Company in any 12-month period (25% in any 24-month period), (ii) payment of quarterly dividends in excess of 5% of the Company's market capitalization (or repurchases and redemption of Common Stock with certain exceptions), (iii) entry by the Company into any business not ancillary, complementary or reasonably related to the Company's current business, (iv) acquisitions (including investments and joint ventures) or dispositions exceeding the greater of $35.0 million or 10% of the Company's total market capitalization, or (v) incurrence of debt exceeding the greater of $40.0 million or 30% of the Company's total capitalization.

     Pursuant to the Shareholder Agreement, so long as GE Equity and NBC have the right to name at least one nominee to the Board of Directors, the Company will provide them with certain monthly, quarterly and annual financial reports and budgets. In addition, the Company has agreed not to take actions which would cause the Company to be in breach of or default under any of its material contracts (or otherwise require a consent thereunder) as a result of acquisitions of the Common Stock by GE Equity or NBC. The Company is also prohibited from taking any action that would cause any ownership interest of certain FCC regulated entities from being attributable to GE Equity, NBC or their affiliates.

     The Shareholder Agreement provides that during the Standstill Period (as defined in the Shareholder Agreement), and with certain limited exceptions, GE Equity and NBC shall be prohibited from: (i) any asset/business purchases from the Company in excess of 10% of the total fair market value of the Company's assets, (ii) increasing their beneficial ownership above 39.9% of the Company's shares, (iii) making or in any way participating in any solicitation of proxies,
(iv) depositing any securities of the Company in a voting trust, (v) forming, joining, or in any way becoming a member of a 13D Group with respect to any voting securities of the Company, (vi) arranging any financing for, or providing any financing commitment specifically for, the purchase of any voting securities of the Company, (vii) otherwise acting, whether alone or in concert with others, to seek to propose to the Company any tender or exchange offer, merger, business combination, restructuring, liquidation, recapitalization or similar transaction involving the Company, or nominating any person as a director of the Company who is not nominated by the then incumbent directors, or proposing any matter to be voted upon by the shareholders of the Company. If during the Standstill Period any inquiry has been made regarding a "takeover transaction" or "change in control" which has not been rejected by the Board of Directors, or the Board of Directors pursues such a transaction, or engages in negotiations or provides information to a third party and the Board of Directors has not resolved to terminate such discussions, then GE Equity or NBC may propose to the Company a tender offer or business combination proposal.

     In addition, unless GE Equity and NBC beneficially own less than 5% or more than 90% of the adjusted outstanding shares of Common Stock, GE Equity and NBC shall not sell, transfer or otherwise dispose of any securities of the Company except for transfers: (i) to certain affiliates who agree to be bound by the provisions of the Shareholder Agreement, (ii) which have been consented to by the Company, (iii) pursuant to a third party tender offer, provided that no shares of Common Stock may be transferred pursuant to this clause (iii) to the extent such shares were acquired upon exercise of the Investment Warrant on or after the date of commencement of such third party tender offer or the public announcement by the offeror thereof or that such offeror intends to commence such third party tender offer, (iv) pursuant to a merger, consolidation or reorganization to which the Company is a party, (v) in a bona fide public distribution or bona fide underwritten public offering, (vi) pursuant to Rule 144 of the Securities Act of 1933, as amended (the "Securities Act"), or (vii) in a private sale or pursuant to Rule 144A of the Securities Act; provided that, in the case of any transfer pursuant to clause (v) or (vii), such transfer does not result in, to the knowledge of the transferor after reasonable inquiry, any other person acquiring, after giving effect to such transfer, beneficial ownership, individually or in the aggregate with such person's affiliates, of more than 10% of the adjusted outstanding shares of the Common Stock.

     The Standstill Period will terminate on the earliest to occur of (i) the 10 year anniversary of the Shareholder Agreement, (ii) the entering into by the Company of an agreement that would result in a "change in control" (subject to reinstatement), (iii) an actual "change in control," (iv) a third party tender offer (subject to reinstatement), and (v) six months after GE Equity and NBC can no longer designate any nominees to the Board of Directors. Following the expiration of the Standstill Period pursuant to clause (i) or (v) above (indefinitely in the case of clause (i) and two years in the case of clause
(v)), GE Equity and NBC's beneficial ownership position may not exceed 39.9% of the Company on fully-diluted outstanding stock, except pursuant to issuance or exercise of any warrants or pursuant to a 100% tender offer for the Company.

     Registration Rights Agreement

     Pursuant to the Investment Agreement, the Company and GE Equity entered into a Registration Rights Agreement providing GE Equity, NBC and their affiliates and any transferees and assigns, an aggregate of four demand registrations and unlimited piggyback registration rights.

     Distribution and Marketing Agreement

     NBC and the Company have entered into a Distribution and Marketing Agreement dated March 8, 1999 (the "Distribution Agreement") which provides that NBC shall have the exclusive right to negotiate on behalf of the Company for the distribution of its home shopping television programming service. The agreement has a 10-year term and NBC has committed to delivering an additional 10 million full-time equivalent ("FTE") subscribers over the first 42 months of the term. In compensation for such services, the Company will pay NBC an annual fee of $1.5 million (increasing no more than 5% annually) and issued NBC the Distribution Warrant. The exercise price of the Distribution Warrant is approximately $8.29 per share and vested 200,000 shares immediately, with the remainder of the Distribution Warrant vesting 125,000 shares annually over the 10-year term of the Distribution Agreement. The Distribution Warrant is exercisable for five years after vesting. The value assigned to the Distribution and Marketing Agreement and Distribution Warrant of $6,931,000 was determined pursuant to an independent appraisal and is being amortized on a straight-line basis over the term of the agreement. Assuming certain performance criteria above the 10 million FTE homes are met, NBC will be entitled to additional warrants to acquire Common Stock at the then current market price. The Company has a right to terminate the Distribution Agreement after the twenty-fourth, thirty-sixth and forty-second month anniversary if NBC is unable to meet the performance targets. If terminated by the Company in such circumstance, the unvested portion of the Distribution Warrant will expire. In addition, the Company will be entitled to a $2.5 million payment from NBC if the Company terminates the Distribution Agreement as a result of NBC's failure to meet the 24 month performance target.

     NBC may terminate the Distribution Agreement if the Company enters into certain "significant affiliation" agreements or a transaction resulting in a "change of control."

     Letter Agreement

     The Company, GE Equity and NBC have also entered into a non-binding letter of intent dated March 8, 1999 providing for certain cooperative business activities which the parties contemplate pursuing, including but not limited to, development of a private label credit card, development of electronic commerce and other internet strategies, development of programming concepts for the Company, and cross channel promotion.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's Directors and executive officers, and persons who own more than ten percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than ten percent shareholders of the Company are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during Fiscal 2000, all Section 16(a) filing requirements applicable to its officers, Directors and greater than ten percent shareholders were complied with except for the following. On May 12, 2000, Mark
W. Begor, a Director, filed a Form 3 that was due November 10, 1999. On May 10, 2000, Marshall S. Geller, a Director, filed a Form 4 with respect to one transaction for which a report on Form 4 was due July 10, 1999, three transactions for which a report on Form 4 was due February 10, 2000, and one transaction for which a report on Form 4 was due March 10, 2000.

                            STOCK PERFORMANCE GRAPH

     The line-graph set forth below compares the cumulative, five-year, total shareholder return to the Company's shareholders (based on appreciation of the market price of the Common Stock) on an indexed basis with (i) a broad equity market index and (ii) an appropriate published industry or line-of-business index, or peer group index constructed by the Company. The presentation compares the Common Stock price in the period from January 31, 1995 to January 31, 2000, to the Nasdaq National Market stock index and to a "peer group" index created by the Company over the same period. The "peer group" index consists of the common stock of: Damark International, Inc., Land's End, Inc., Hanover Direct, Inc., Lillian Vernon Corp., and E4L, Inc. (formerly known as National Media Corporation). Fingerhut Companies, Inc., which had been included in the "peer group" index in the Company's previous proxy statements, entered into a transaction in the last fiscal year which resulted in its stock no longer being publicly traded. Fingerhut is therefore no longer available for inclusion in the index. These corporations are involved in various aspects of the direct marketing to consumers industry. In each case, the cumulative return is calculated assuming an investment of $100 on January 31, 1995, and reinvestment of all dividends.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                     AMONG VALUEVISION INTERNATIONAL, INC.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                                AND A PEER GROUP
[PERFORMANCE GRAPH]

                                                       VALUEVISION                                            NASDAQ STOCK
                                                   INTERNATIONAL, INC.             PEER GROUP                 MARKET (U.S.)
                                                   -------------------             ----------                 -------------
1/95                                                     100.00                      100.00                      100.00
1/96                                                     122.50                       76.15                      141.30
1/97                                                      92.50                      121.26                      185.26
1/98                                                      75.00                      192.56                      218.66
1/99                                                     185.00                      171.00                      342.21
1/00                                                     711.26                      176.67                      532.68

              ---------------------------------------------------------------------------------------------------
                                            VALUEVISION                                         NASDAQ STOCK
                                        INTERNATIONAL, INC.            PEER GROUP              MARKET (U.S.)
              ---------------------------------------------------------------------------------------------------
                      1/95                     100.00                    100.00                    100.00
              ---------------------------------------------------------------------------------------------------
                      1/96                     122.50                    76.15                     141.30
              ---------------------------------------------------------------------------------------------------
                      1/97                     92.50                     121.26                    185.26
              ---------------------------------------------------------------------------------------------------
                      1/98                     75.00                     192.56                    218.66
              ---------------------------------------------------------------------------------------------------
                      1/99                     185.00                    171.00                    342.21
              ---------------------------------------------------------------------------------------------------
                      1/00                     711.26                    176.67                    532.68
              ---------------------------------------------------------------------------------------------------

                                   PROPOSAL 2

                      PROPOSAL TO APPROVE AMENDMENT NO. 7
             TO THE SECOND AMENDED VALUEVISION INTERNATIONAL, INC.
                             1990 STOCK OPTION PLAN
                   TO INCREASE THE NUMBER OF SHARES ISSUABLE
                     THEREUNDER FROM 3,250,000 TO 4,250,000

     On June 5, 1990, the Company's shareholders and the Board of Directors unanimously approved the 1990 Plan. Prior to such date, the 1990 Plan had been subsequently amended from time to time to, among other things, increase the number of shares issuable thereunder. The aggregate number of shares of Common Stock that may be currently awarded under the 1990 Plan cannot exceed 3,250,000. Due to the Company's continued growth and expansion and its need to attract, retain and reward its key employees, the number of shares of Common Stock issuable pursuant to options granted under the 1990 Plan has substantially reached the 3,250,000 share limit. The Board of Directors believes that it is in the best interests of the Company and its shareholders to amend the 1990 Plan to increase the number of shares of Common Stock that may be issued thereunder to 4,250,000. The Board of Directors believes such increase will strengthen the Company's ability to attract, retain and motivate employees by providing a means to encourage share ownership and a proprietary interest in the Company to valued employees whose judgment, initiative and efforts are necessary to the continued financial success and growth of the Company's business. The proposed Amendment No. 7 and the complete text of the 1990 Plan (together with all prior amendments) are attached as Appendix B and Appendix C, respectively, to this Proxy Statement. The brief summary of the 1990 Plan which follows is qualified in its entirety by reference to the complete text. Capitalized terms used in this summary without definition shall have the meanings ascribed to them in the 1990 Plan.

GENERAL

     The purpose of the 1990 Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives designed to attract, retain and motivate employees of the Company.

     The 1990 Plan provides that a committee comprised of at least two "disinterested" members of the Board of Directors may grant stock options to employees. Currently, the 1990 Plan is administered by the Compensation Committee of the Board of Directors (the "Committee") comprised of Messrs. Begor, Geller and Tosetti. In general, a Director is "disinterested" if he or she has not received stock options under the 1990 Plan, or under another plan of the Company, for at least one year. Stock options may be granted only to key management employees of the Company (including officers, but excluding Directors) selected from time to time by the Committee. While all of the Company's key management employees (including officers and directors, but excluding directors of the Company who are not also full-time employees of the Company) are eligible to receive options under the 1990 Plan, only certain of these management employees named by the Committee received grants of options under the 1990 Plan in the past year.

     Currently, the number of shares of Common Stock which may be issued under the 1990 Plan may not exceed 3,250,000, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. The amendment presently before the shareholders of the Company, if approved, will increase the number of shares of Common Stock issuable under the 1990 Plan to an aggregate of 4,250,000, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring.

STOCK OPTIONS

     Under the 1990 Plan, the Committee may grant non-qualified stock options and Incentive Stock Options to eligible employees to purchase shares of Common Stock from the Company. The 1990 Plan confers on the Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares of Common Stock subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for Incentive Stock Options may not be less than the fair market value of the shares subject to such option on the date of grant. The term of a non-qualified option may not exceed 10 years and one day from the date of grant and the term of an Incentive Stock Option may not exceed 10 years from the date of grant. Any option granted under the 1990 Plan shall become immediately exercisable in the event of specified changes in corporate ownership or control.

     In the event that an optionee ceases to be an employee of the Company for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall be exercisable or shall expire at the time or times established by the Committee.

NON-TRANSFERABILITY OF INCENTIVES

     No stock option will be transferable by its holder, except in the event of the holder's death, by will or the laws of descent and distribution. During an employee's lifetime, a stock option may be exercised only by the employee or by his or her guardian or legal representative.

AMENDMENT OF THE 1990 PLAN

     The Board of Directors may amend or discontinue the 1990 Plan at any time. However, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, no such amendment or discontinuance may, without shareholder approval, (a) adversely affect, without the consent of the recipient thereof, a stock option previously granted, (b) increase the maximum number of shares of Common Stock which may be issued under the 1990 Plan, (c) decrease the minimum stock option price under the 1990 Plan, (d) materially change the eligibility requirements to participate in the 1990 Plan, or (e) materially increase the benefits accruing to participants.

FEDERAL INCOME TAX CONSEQUENCES

     When a non-qualified stock option granted pursuant to the 1990 Plan is exercised, the employee will realize ordinary income measured by the difference between the aggregate purchase price of the shares of Common Stock as to which the option is exercised and the aggregate fair market value of the shares of Common Stock on the exercise date. The Company will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income.

     Options that qualify as Incentive Stock Options are entitled to special tax treatment. If certain statutory employment and holding period conditions are satisfied before the optionee disposes of shares acquired pursuant to an Incentive Stock Option, then (i) no income will be recognized to the optionee upon the exercise of the option; (ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as long-term capital gain or loss; (iii) the optionee's basis in the shares of Common Stock purchased will be equal to the amount paid for such shares; and (iv) the Company will not be entitled to a Federal income tax deduction in connection with the exercise of the option. For alternative minimum tax purposes, however, an Incentive Stock Option will be treated as if it were a non-qualified stock option.

     If the optionee disposes of the shares of Common Stock acquired upon exercise of an Incentive Stock Option before the expiration of the statutory holding periods, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee's basis in such shares and the lesser of the fair market value of the shares on the date of exercise or the selling price. In addition, the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income.

                   THE BOARD OF DIRECTORS BELIEVES PROPOSAL 2
        TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS
              AND RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL 2.

                                   PROPOSAL 3

          PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS
         INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING
                                JANUARY 31, 2001

     The Board of Directors has appointed Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending January 31, 2001, it being intended that such appointment would be presented for ratification by the shareholders of the Company. Arthur Andersen LLP has been the independent accountant for the Company since 1990. Arthur Andersen LLP will have representatives at the Meeting who will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     In the event the shareholders of the Company do not ratify the appointment of Arthur Andersen LLP, the selection of other independent auditors will be considered by the Board of Directors.

          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT
      AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JANUARY 31, 2001.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no matters that will be presented for consideration at the Meeting other than as described in this Proxy Statement. If any other matters shall properly come before the Meeting or any adjournments or postponements thereof and be voted upon, the enclosed proxy will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of the management of the Company.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     All shareholder proposals intended to be presented at the 2001 annual meeting of the Company and desired to be included in the Company's proxy statement and form of proxy for that meeting must be received by the Company at its principal executive office no later than January 19, 2001. If notice of any other shareholder proposal intended to be presented at that meeting is not received by the Company on or before April 4, 2001, the proxy solicited by the Board of Directors of the Company for use in connection with that meeting may confer authority on the proxies named in such proxy to vote in their discretion on such proposal without any discussion in the Company's proxy statement for that meeting of either the proposal or how such proxies intend to exercise their voting discretion. The Company suggests that all such proposals be sent to the Company by certified mail, return receipt requested.
                                          By Order of the Board of Directors

                                          /s/ GENE MCCAFFERY
                                          Gene McCaffery
                                          Chairman of the Board, Chief Executive
                                          Officer and President

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER
                        VALUEVISION INTERNATIONAL, INC.
                            AUDIT COMMITTEE CHARTER
                            (AS OF FEBRUARY 1, 2000)

PURPOSE

     There shall be an Audit Committee of the Board of Directors of ValueVision International, Inc., a Minnesota corporation (the "Company").

     The Committee shall have responsibility to oversee the Company's management and outside auditors in regard to corporate accounting and financial reporting. The Committee has the authority to conduct any investigation it deems appropriate, with full access to all books and records, facilities, personnel and outside advisors of the Company. The Committee is empowered to retain outside counsel, auditors or other experts in its discretion.

ORGANIZATION

     The Committee shall consist of at least three directors. Each director appointed to the Committee shall:

          a) not be disqualified from being an "independent director" within the meaning of Rule 4200 of the NASD Manual, and shall have no relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment; and

          b) be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. If a director is not capable of understanding such fundamental financial statements, he or she must become able to do so within a reasonable period of time after appointment to the Committee.

     At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the director's financial sophistication.

RESPONSIBILITIES

     The Committee recognizes that the preparation of the Company's financial statements and other financial information is the responsibility of the Company's management and that the auditing, or conducting limited reviews, of those financial statements and other financial information is the responsibility of the Company's outside auditors. The Committee's responsibility is to oversee the financial reporting process.

     The Company's management, and its outside auditors, in the exercise of their responsibilities, acquire greater knowledge and more detailed information about the Company and its financial affairs than the members of the Committee. Consequently, the Committee is not responsible for providing any expert or other special assurance as to the Company's financial statements and other financial information or any professional certification as to the outside auditors' work, including without limitation their reports on and limited reviews of, the Company's financial statements and other financial information.

     In carrying out its oversight responsibilities, the Committee shall:

          a) review and reassess the adequacy of the Audit Committee Charter annually;

          b) require that the outside auditors provide the Committee with a formal written statement delineating all relationships between the outside auditors and the Company, consistent with Independence Standards Board Standard No. 1, and discuss with the outside auditors their independence;

          c) actively engage in a dialogue with the outside auditors regarding any disclosed relationships or services that may impact the objectivity and independence of the outside auditors;

          d) take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditors;

          e) review and consider the matters identified in Statement on Auditing Standards No. 61 with the outside auditors and management;

          f) beginning with the audited financial statements of the Company for the fiscal year ending January 31, 2001, review and discuss the Company's audited financial statements that are to be included in the Company's Form 10-K with the outside auditors and management and determine whether to recommend to the Board of Directors that the financial statements be included in the Company's Form 10-K for filing with the Securities and Exchange Commission; and

          g) review, or the Committee's Chairman shall review, any matters identified by the outside auditors pursuant to Statement on Auditing Standards No. 71 regarding the Company's interim financial statements. Any such review shall occur prior to the filing of such interim financial statements on the Company's Form 10-Q.

     The outside auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders. The Board and the Committee have ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors, and, if applicable, to nominate the outside auditors to be proposed for approval by the shareholders in any proxy statement.

                                                                      APPENDIX B

                     AMENDMENT NO. 7 TO THE SECOND AMENDED
                        VALUEVISION INTERNATIONAL, INC.
                             1990 STOCK OPTION PLAN

     The number "3,250,000" is deleted from the first sentence of Section 14 of the Second Amended 1990 Stock Option Plan (the "Plan") and is replace with the number "4,250,000." As amended, Section 14 reads as follows:

     14. Number of Shares. The aggregate number of shares of Class A Common Stock which may be issued under options and which shall be reserved for purposes of the Plan shall be 4,250,000, subject to adjustment pursuant to Section 10 hereof. Authorized but unissued shares or treasury shares or both may be utilized for purposes of the Plan. If any stock option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares under such option shall again become available for purposes of the Plan so long as the holder of such stock option received no benefit of ownership from the stock.

     With the exception of the foregoing, the Plan remains in full force and effect.

                                                                      APPENDIX C

     SECOND AMENDED VALUEVISION INTERNATIONAL, INC. 1990 STOCK OPTION PLAN

1. PURPOSE

     The purpose of the Second Amended ValueVision International, Inc. 1990 Stock Option Plan (the "Plan") is to provide officers and other key management employees ("Employees") of ValueVision International, Inc. (the "Company") and its present and future subsidiaries (within the meaning of Section 425 of the Internal Revenue Code of 1986, as amended (the "Code")) with an increased incentive to make significant and extraordinary contributions to the performance and growth of the Company and its subsidiaries, to increase stock ownership of Employees, and to attract and retain Employees of exceptional ability, by means of stock options.

2. ADMINISTRATION

     (a) The administrator of the Plan (the "Plan Administrator") shall be either:

          (i) the Board of Directors of the Company, provided, however that with regard to participation in the Plan by members of the Board of Directors, a majority of the Board and a majority of the Directors acting in the matter shall be "disinterested persons" as defined in Rule 16b-3 (or any successor provision) adopted under the Securities Exchange Act of 1934 (the "Act"); or

          (ii) at the discretion and by appointment of the Board of Directors of the Company, by a committee of three or more persons (the "Committee"). Each of such appointees shall be "disinterested persons" as defined in Subparagraph 2(a)(i) herein and shall serve at the pleasure of the Board. All action of the Committee shall be taken by a majority of its members, and shall be effective whether taken in person or by written action. The committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

     (b) The Plan Administrator shall have full and complete authority in its discretion, but subject to the provisions of the Plan: to authorize the grant of options under the Plan; to select those Employees to be granted stock options under the Plan; to determine the number of stock options to be granted to an Employee; to determine the time or times at which such options shall be granted; to establish the terms and conditions to be contained in option agreements under the Plan; to remove any restrictions and conditions upon such stock options; and to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for administration of the Plan.

3. ELIGIBILITY AND PARTICIPATION

     The class of employees eligible to receive stock options under the Plan are key management employees (including officers and directors, but excluding directors of the Company who are not also full-time employees of the Company) who shall be selected by the Plan Administrator from those employees who, in the opinion of the Plan Administrator, are in positions which enable them to make significant and extraordinary contributions to the performance and growth of the Company and its subsidiaries.

4. STOCK OPTIONS

     Stock options to purchase full shares of the Class A Common Stock, par value $.01 per share ("Class A Common Stock"), of the Company may at the discretion of the Plan Administrator be Incentive Stock Options (as defined in Section 422A of the Code) or Non-Incentive Stock Options are sometimes hereinafter collectively referred to as "stock options" or "options".

5. DETERMINATION OF OPTION PRICE

     The option price of Class A Common Stock covered by each stock option designated an Incentive Stock Option shall be determined by the Plan Administrator but shall not be less than the fair market value of

Class A Common Stock on the date of grant of such stock option. Such fair market value shall be the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use on the date of grant of the stock option. The option price of Class A Common Stock covered by each option designated a Non-Incentive Stock Option shall be determined by the Plan Administrator on the date of grant of the stock option.

6. OPTION TERM

     The term within which each stock option is exercisable shall be for such period as the Plan Administrator may determine, but such term shall not exceed a period of ten years in the case of Incentive Stock Options and ten years and one day in the case of Non-Incentive Stock Options from the date of grant of an option.

7. OPTION AGREEMENTS

     Each stock option shall be evidenced by an option agreement containing such terms and conditions, consistent with the provisions of the Plan, as the Plan Administrator shall from time to time determine. Such terms and conditions, at the discretion of the Plan Administrator, may include, without limitation, provisions with respect to the time or times at which the stock option is exercisable, the effect of termination of employment upon right of exercise, the manner of exercise of such stock option, the payment for Class A Common Stock either with other shares of Class A Common Stock or with cash or with both, and payment of income tax withholding requirements in connection with the exercise of a Non-Incentive Stock Option by the Company withholding or an Employee delivering shares of Class A Common Stock.

8. DATE OF GRANT

     The date of grant of a stock option shall occur when the granting of the stock option is authorized by the Plan Administrator, or such later date as may be specified by the Plan Administrator in such authorization.

9. INCENTIVE STOCK OPTIONS

     Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

          (a) The aggregate fair market value (determined as of the time the option is granted) of Class A Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans of the Company or of its parent or any subsidiary of the Company) shall not exceed $100,000;

          (b) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board of Directors or the date this Plan was approved by the shareholders; and

          (c) No Incentive Stock Options shall be granted to any Employee who, at the time such option is granted, would own (within the meaning of Section 422A of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary.

10. ADJUSTMENTS

     In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Class A Common Stock then subject to the Plan, the number and kind of shares of stock or other securities to which the holders of the shares of Class A Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Class A Common Stock, the number of shares of Class A Common Stock then subject to the Plan, including shares subject to options, shall be adjusted in proportion to the change in outstanding shares of Class A Common Stock. In the event of any such adjustments, the purchase price of any option and the shares of Class A Common Stock issuable pursuant to any option shall be adjusted as and to the extent appropriate, in the discretion of the Plan Administrator, to provide participants with the same relative rights before and after such adjustment.

11. EFFECT OF TERMINATION OF EMPLOYMENT

     In the event an employee ceases employment with the Company for any reason, including death, any options held by such Employee may be exercised or shall expire at such times as may be determined by the Plan Administrator.

12. TRANSFERABILITY OF OPTIONS

     Options under the Plan shall not be assignable or transferable, or subject to encumbrance or charge of any nature, otherwise than by will or the laws of descent and distribution, and the Company shall not be required to recognize any attempted assignment of such rights by an Employee. A stock option may be exercised, during the lifetime of the Employee to whom such stock option was granted, only by such Employee.

13. AMENDMENT AND TERMINATION

     The Board of Directors of the Company may at any time and from time to time amend, suspend or terminate the Plan in whole or in part; provided, however, that the Board of Directors may not, without the favorable vote of a majority of the shares of voting stock represented at a meeting of shareholders of the Company, (a) increase the aggregate number of shares of Class A Common Stock which may be issued under the Plan, or decrease the minimum stock option price set forth in Paragraph 5 hereof, or change the designation of the class of employees eligible to receive Incentive Stock Options under the plan, unless otherwise permitted by the Code or (b) materially increase the benefits accruing to participants under the Plan or materially modify the requirements as to eligibility for participation in the Plan. No such amendment, suspension or termination may, without the consent of the Employee to whom an option shall theretofore have been granted, adversely affect the rights of such Employee under such option.

14. COMMON STOCK RESERVED FOR PLAN

     The aggregate number of shares of Class A Common Stock which may be issued under options and which shall be reserved for purposes of the Plan shall be 300,000. Authorized but unissued shares or treasury shares or both may be utilized for purposes of the Plan. If any stock option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares under such option shall again become available for purposes of the Plan.

15. USE OF COMMON STOCK FOR INCOME TAX WITHHOLDING REQUIREMENTS

     (a) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when an Employee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of a stock option, the Employee may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Class A Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the fair market value of the Class A Common Stock (as determined in Paragraph 5 herein) on the date that the amount of tax to be withheld shall be determined (herein "Tax Date").

     (b) Each Election must be made prior to the Tax Date. The Plan Administrator may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any option that the right to make Elections shall not apply to such option. An Election is irrevocable.

     (c) If the Employee is an officer or director of the Company within the meaning of Section 16 of the Act, then an Election is subject to the following additional restrictions:

          (1) No election shall be effective for a Tax Date which occurs within six months of the grant of the option, except that this limitation shall not apply in the event death or disability of the Employee occurs prior to the expiration of the six-month period.

          (2) The Election must be made either six months prior to the Tax Date or must be made during a period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

16. SECURITIES LAWS

     Notwithstanding anything in this Plan to the contrary:

        (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of grant of any option or the issuance of any shares of Class A Common Stock pursuant to any option, require the recipient of the option, as a condition to the receipt thereof or to the receipt of shares of Class A Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the option or the shares of Class A Common Stock issued pursuant thereto for such recipient's own account for investment and not for distribution; and (b) if at any time the Company further determines, in its discretion, that the listing, registration or qualification (or any updating of any such document) of any option or the shares of class a common stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the grant of any option, the issuance of shares of Class A Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such option shall not be awarded or such shares of Class A Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

17. MISCELLANEOUS PROVISIONS

     (a) Nothing in the Plan or in any stock option granted pursuant to the Plan shall confer on any Employee the right to continue in the employ of the Company or any of its subsidiaries or affect in any way the right of the Company or any such subsidiary to terminate such Employee's employment at any time.

     (b) The grant of stock options under the Plan shall not confer upon any Employee any of the rights of a shareholder until due exercise of the Employee's stock option.

18. DURATION OF PLAN

     (a) The Plan will become effective upon its approval by the affirmative vote of the holders of a majority of the voting stock of the Company at a meeting of its shareholders. Unless approved within one year after the date of the Plan's adoption by the Board of Directors, the Plan shall not be effective for any purpose.

     (b) The Plan shall remain in effect until all options granted under the Plan have been satisfied by the issuance of shares of Class A Common Stock or terminated under the terms of the Plan and all restrictions imposed on shares of Class A Common Stock in connection with their issuance under the Plan have lapsed. No options may be granted under the Plan after the tenth anniversary of the date the plan is approved by the shareholders of the Company.

     (c) Nothing contained in the Plan shall be construed as giving an Employee, the Employee's beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

19. IMMEDIATE ACCELERATION OF OPTIONS UPON CHANGE IN CONTROL

     Notwithstanding any provision in the Plan, any option agreement, or any other agreement relating thereto to the contrary, all options granted under the Plan will become exercisable immediately if any of the following events occur, unless otherwise determined by the Board of Directors and a majority of the Incumbent Members (as defined below) or unless and to the extent that the exercise of the option would result in the application of the provisions of
Section 280G of the Internal Revenue Code of 1986, as amended:

          (a) Any person, as defined in Sections 3(a)(9) and 13(d)(3) of the Act, becomes the "beneficial owner" (as defined in rule 13d-3 promulgated pursuant to the Act)directly or indirectly, of 30% or more of combined voting power of the Company's then outstanding securities; or

          (b) The occurrence within any twelve-month period of a change in the Board of Directors of the Company with the result that the Incumbent Members (as defined below) do not constitute a majority of the Board of Directors. "Incumbent Members" in respect of any twelve-month period, shall mean the members of the Board on the date immediately preceding the commencement of such twelve-month period, provided that any person becoming a Director during such twelve-month period whose election or nomination for election was supported by a majority of the Directors who, on the date of such election or nomination for election, comprised the Incumbent Members shall be considered one of the Incumbent Members in respect to such twelve-month period; or

          (c) the shareholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

                     AMENDMENT NO. 1 TO THE SECOND AMENDED
                        VALUEVISION INTERNATIONAL, INC.
                             1990 STOCK OPTION PLAN

     Section 2 of the Second Amended 1990 Stock Option Plan (the "Plan") is hereby deleted and replaced with the following:

          2. Administration. The Plan shall be administered by the stock option committee (the "Committee") of the board of directors of the Company. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the board of directors of the Company. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, and the regulations promulgated thereunder (the "1934 Act"). The board of directors of the Company may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of the Committee's members shall constitute a quorum. All action of the Committee shall be taken by the majority of its members. Any action may be taken by a written instrument signed by majority of the members and actions so taken shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee's decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants.

          With the exception of the foregoing, the Plan remains in full force and effect.

                     AMENDMENT NO. 2 TO THE SECOND AMENDED
                        VALUEVISION INTERNATIONAL, INC.
                             1990 STOCK OPTION PLAN

     Section 14 of the Second Amended 1990 Stock Option Plan (the "Plan") is hereby deleted and replaced with the following:

          14. Number of Shares. The aggregate number of shares of Class A Common Stock which may be issued under options and which shall be reserved for purposes of the Plan shall be 650,000, subject to adjustment pursuant to
     Section 10 hereof. Authorized but unissued shares or treasury shares or both may be utilized for purposes of the Plan. If any stock option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares under such option shall again become available for purposes of the Plan so long as the holder of such stock option received no benefit of ownership from the stock.

     With the exception of the foregoing, the Plan remains in full force and effect.

                     AMENDMENT NO. 3 TO THE SECOND AMENDED
                        VALUEVISION INTERNATIONAL, INC.
                             1990 STOCK OPTION PLAN

     Section 14 of the Second Amended 1990 Stock Option Plan (the "Plan") is hereby deleted and replaced with the following:

          14. Number of Shares. The aggregate number of shares of Class A Common Stock which may be issued under options and which shall be reserved for purposes of the Plan shall be 1,150,000, subject to adjustment pursuant to
     Section 10 hereof. Authorized but unissued shares or treasury shares or both may be utilized for purposes of the Plan. If any stock option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares under such option shall again become available for purposes of the Plan so long as the holder of such stock option received no benefit of ownership from the stock.

          With the exception of the foregoing, the Plan remains in full force and effect.

                     AMENDMENT NO. 4 TO THE SECOND AMENDED
                        VALUEVISION INTERNATIONAL, INC.
                             1990 STOCK OPTION PLAN

     The number "1,150,000" is deleted from the first sentence of Section 14 of the Second Amended 1990 Stock Option Plan (the "Plan") and is replaced with the number "2,150,000." As amended, Section 14 reads as follows:

          14. Number of Shares. The aggregate number of shares of Class A Common Stock which may be issued under options and which shall be reserved for purposes of the Plan shall be 2,150,000, subject to adjustment pursuant to
     Section 10 hereof. Authorized but unissued shares or treasury shares or both may be utilized for purposes of the Plan. If any stock option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares under such option shall again become available for purposes of the Plan so long as the holder of such stock option received no benefit of ownership from the stock.

          With the exception of the foregoing, the Plan remains in full force and effect.

                     AMENDMENT NO. 5 TO THE SECOND AMENDED
                        VALUEVISION INTERNATIONAL, INC.
                             1990 STOCK OPTION PLAN

     The phrase "(including officers but excluding directors of the Company who are not also employees of the Company)" in the first sentence of Section 3 of the Second Amended 1990 Stock Option Plan (the "Plan") is hereby deleted and replaced with the phrase "(including officers but excluding directors of the Company)." As amended, Section 3 of the Plan reads as follow:

          3. Eligibility and Participation. The class of employees eligible to receive stock options under the Plan are key management employees (including officers, but excluding directors of the Company) who shall be selected by the Plan Administrator from those employees who, in the opinion of the Plan Administrator, are in positions which enable them to make significant and extraordinary contributions to the performance and growth of the Company and its subsidiaries.

          With the exception of the foregoing, the Plan remains in full force and effect.

                     AMENDMENT NO. 6 TO THE SECOND AMENDED
                        VALUEVISION INTERNATIONAL, INC.
                             1990 STOCK OPTION PLAN

     The number "2,150,000" is deleted from the first sentence of Section 14 of the Second Amended 1990 Stock Option Plan (the "Plan") and is replaced with the number "3,250,000." As amended, Section 14 reads as follows:

          14. Number of Shares. The aggregate number of shares of Class A Common Stock which may be issued under options and which shall be reserved for purposes of the Plan shall be 3,250,000, subject to adjustment pursuant to
     Section 10 hereof. Authorized but unissued shares or treasury shares or both may be utilized for purposes of the Plan. If any stock option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares under such option shall again become available for purposes of the Plan so long as the holder of such stock option received no benefit of ownership from the stock.

     A new Section 20 is added as follows:

          20. Clarification. All references to Class A Common Stock in the Plan shall be deemed to be references to the Common Stock, par value $.01 per share, of the Company.

          With the exception of the foregoing, the Plan remains in full force and effect.

                         VALUEVISION INTERNATIONAL, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
               TUESDAY, JUNE 13, 2000 AT 9:00 A.M., PACIFIC TIME
     ST. FRANCIS HOTEL, 335 POWELL STREET, SAN FRANCISCO, CALIFORNIA 94102






[LOGO]
V A L U E V I S I O N.
6740 SHADY OAK ROAD
EDEN PRAIRIE, MINNESOTA 55344-3433                                         PROXY
================================================================================
                             COMMON STOCK PROXY CARD
                               COMMON STOCK PROXY
                         VALUEVISION INTERNATIONAL, INC.

                  PROXY FOR 2000 ANNUAL MEETING OF SHAREHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

   The undersigned, a shareholder of ValueVision International, Inc., hereby appoints Gene McCaffery and Richard D. Barnes, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Shareholders of ValueVision International, Inc. to be held at the St. Francis Hotel, 335 Powell Street, San Francisco, California 94102, on June 13, 2000 at 9:00 a.m., Pacific time, and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, upon the matters set forth herein. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, the proxies will vote FOR all nominees in Proposal 1, FOR Proposals 2 and 3 and at their discretion on any other business as may properly come before the meeting.

   The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Meeting.

                      See reverse for voting instructions.

                                                     ---------------------------
                                                       COMPANY #
                                                       CONTROL #
                                                     ---------------------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE
- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.
- You will be prompted to enter your 3-digit Company Number and your 7-digit
  Control Number which are located above.
- Follow the simple instructions the Voice provides you.

VOTE BY INTERNET - HTTP://WWW.EPROXY.COM/VVTV/ - QUICK *** EASY *** IMMEDIATE
- Use the Internet to vote your proxy 24 hours a day, 7 days a week.
- You will be prompted to enter your 3-digit Company Number and your 7-digit
  Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope or return it to ValueVision International, Inc., c/o Shareowner
Services, P.O. Box 64873, St. Paul, MN 55164-0873


      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD


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         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.
1. Election of directors:      01 Gene McCaffery        03 Stuart U. Goldfarb        [ ] Vote FOR all      [ ] Vote WITHHELD
                               02 Marshall S. Geller    04 Robert J. Korkowski           nominees (except      from all
                                                        05 Paul D. Tosetti               as marked)            nominees

                                                                                     ------------------------------------------
(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,
 WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                                                     ------------------------------------------

2.   Proposal to approve Amendment No. 7 to the Second Amended                       [ ] For        [ ] Against       [ ] Abstain
     ValueVision International, Inc. 1990 Stock Option Plan to increase the number of shares issuable thereunder from 3,250,000 to 4,250,000.

3.   Proposal to ratify Arthur Andersen LLP as independent auditors for the          [ ] For        [ ] Against       [ ] Abstain
     current fiscal year.

THIS PROXY,  WHEN PROPERLY  EXECUTED,  WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN,  WILL BE VOTED
FOR EACH PROPOSAL.
Address Change?  Mark Box   [ ]
Indicate changes below:                                                              Date
                                                                                          ---------------------------------


                                                                                     ------------------------------------------



                                                                                     ------------------------------------------


                                                                       Signature(s) in Box
                                                                       Please sign exactly as your name(s) appear on Proxy.
                                                                       If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title  and authority.
                                                                       Corporations should provide full name of  corporation and
                                                                       title of authorized officer signing the  proxy.



                        VALUEVISION INTERNATIONAL, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
               TUESDAY, JUNE 13, 2000 AT 9:00 A.M., PACIFIC TIME
     ST. FRANCIS HOTEL, 335 POWELL STREET, SAN FRANCISCO, CALIFORNIA 94102













[LOGO]
V A L U E V I S I O N.
6740 SHADY OAK ROAD
EDEN PRAIRIE, MINNESOTA 55344-3433                                         PROXY
================================================================================
                           PREFERRED STOCK PROXY CARD
                              PREFERRED STOCK PROXY

                         VALUEVISION INTERNATIONAL, INC.

                  PROXY FOR 2000 ANNUAL MEETING OF SHAREHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

   The undersigned, a shareholder of ValueVision International, Inc., hereby appoints Gene McCaffery and Richard D. Barnes, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Shareholders of ValueVision International, Inc. to be held at the St. Francis Hotel, 335 Powell Street, San Francisco, California 94102, on June 13, 2000 at 9:00 a.m., Pacific time, and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, upon the matters set forth herein. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, the proxies will vote FOR all nominees in Proposal 1, FOR Proposals 2 and 3 and at their discretion on any other business as may properly come before the meeting.

   The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Meeting.

                      See reverse for voting instructions.










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                                               \/      PLEASE DETACH HERE      \/
------------------------------------------------------------------------------------------------------------------------------



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1. Election of directors:  01 Mark W. Begor                                    [ ] Vote FOR all      [ ] Vote WITHHELD
                           02 John  L. Flannery, Jr.                               nominees (except      from all
                                                                                   as marked)            nominees

(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED                 ------------------------------------------
NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED
TO THE RIGHT.)
                                                                                ------------------------------------------

2.   Proposal to approve Amendment No. 7 to the Second Amended                  [ ] For        [ ] Against       [ ] Abstain
     ValueVision International, Inc. 1990 Stock Option Plan
     to increase the number of shares issuable thereunder from 3,250,000 to
     4,250,000.
                                                                                [ ] For        [ ] Against       [ ] Abstain
3.   Proposal to ratify Arthur Andersen LLP as independent auditors for the current fiscal year.

THIS PROXY,  WHEN PROPERLY  EXECUTED,  WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN,  WILL BE VOTED
FOR EACH PROPOSAL.
Address Change?  Mark Box   [ ]
Indicate changes below:                                                              Date
                                                                                          ---------------------------------


                                                                                     ------------------------------------------



                                                                                     ------------------------------------------


                                                                       Signature(s) in Box
                                                                       Please sign exactly as your name(s) appear on Proxy.
                                                                       If held in joint tenancy, all persons must  sign. Trustees, administrators, etc., should include title and authority.
                                                                       Corporations should provide full name of corporation and
                                                                       title of authorized officer signing the proxy.
